MANAGERS TRUST I

MANAGERS INTERNATIONAL GROWTH FUND

Supplement dated June 16, 2006

to the Prospectus and Statement of

Additional Information dated March 1, 2006

The following information supplements and supersedes any information to the contrary relating to Managers International Growth Fund (the “Fund”), a series of Managers Trust I (the “Trust”), contained in the Fund’s Prospectus and Statement of Additional Information dated March 1, 2006.

The Trust’s Board of Trustees has approved a plan to liquidate and terminate the Fund in the second half of 2006. Although the specific date of liquidation has yet to be determined, it is currently expected that the liquidation will occur before October 31, 2006. Cash proceeds of the liquidation are expected to be distributed to shareholders promptly following the date of liquidation.

In light of the upcoming liquidation, effective immediately, the Fund will no longer accept investments for either new or existing shareholder accounts (excluding investments made pursuant to automatic investment programs and automatic investments through 401(k) plans and reinvestment of any dividends and distributions).

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE